Exhibit 10.2

AMENDMENT TO MANAGEMENT SERVICES AGREEMENT

This Amendment to Management Services Agreement (the “Amendment”) is made and entered into as of August 15, 2007, by and between DRTATTOFF, LLC, a California limited liability company (“Manager”) and William Kirby, D.O., an individual ("'Physician") with reference to the following facts:

A.  Manager and Physician entered into that certain Management Services Agreement effective as of August 31, 2004 (the “MSA”), whereby Manager provides management services to Physician at 8670 Wilshire Boulevard, Suite 203, Beverly Hills, California (the “Practice Site”).

B.  Manager and Physician desire to amend the MSA to document that (1) the amount or the Management Fee has changed: and (2) the term of the Agreement shall be extended.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1.  Amendment of Section 4.a. The amount of the “Management Fee," as such term is defined in Section 4.a. of the MSA has been changed as fol1ows:

a. From the commencement date of the MSA through December 31, 2005, the amount of the Management Fee was 65% of Physician's “Gross Revenues,” as such term is defined in Section 4.a.;

b. From January 1, 2006 through the end of the term of this Agreement, the amount of the Management Fee shall be 60% of Physician Gross Revenues.

2.  Amendment of Section 6.a. Section 6.a of the MSA shall be amended to read as follows:

“6.  Term and Termination.

a.  Term. The initial term of this Agreement shall be for five (5) years commencing as of August 31, 2004 and ending on August 30, 2009.”

3.   No Other Changes. Except as provided herein, all of the provisions, terms and conditions of the MSA shall remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the date first herein above written.

“MANAGER”		“PHYSICIAN”

DRTATTOFF, LLC
a California limited liability company

By:	/s/ James Morel	/s/ William Kirby
	James Morel, Manager	William Kirby, D.O.